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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2004

                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


              Maryland                  0-19065                52-1532952
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(State or other jurisdiction        (Commission file         (IRS Employer
of incorporation)                        number)         Identification Number)


17801 Georgia Avenue, Olney, Maryland          20832
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Item 5.  Other Events
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Item 9. Regulation FD Disclosure.
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         On August 10, 2004, Sandy Spring Bancorp, Inc. issued the press release attached as Exhibit 99.

Item 7. Financial Statements and Exhibits.
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(a)     Exhibit 99 - News Release dated August 10, 2004.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SANDY SPRING BANCORP, INC.



                                          By:    Hunter R. Hollar
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                                                   Hunter R. Hollar
                                                   President and
                                                   Chief Executive Officer

Dated: August 10, 2004